UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21549
                                                    -----------

                   First Trust Energy Income and Growth Fund
        ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ---------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2012
                                           -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST



                                 ANNUAL REPORT
                               For the Year Ended
                               November 30, 2012




                                  FIRST TRUST
                                     ENERGY
                               Income and Growth
                                      Fund



                                      EIP
                           Energy Income Partners LLC
                           --------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2012


Shareholder Letter..........................................................  1
At A Glance.................................................................  2
Portfolio Commentary........................................................  3
Portfolio of Investments....................................................  5
Statement of Assets and Liabilities.........................................  9
Statement of Operations..................................................... 10
Statements of Changes in Net Assets......................................... 11
Statement of Cash Flows..................................................... 12
Financial Highlights........................................................ 13
Notes to Financial Statements............................................... 14
Report of Independent Registered Public Accounting Firm..................... 22
Additional Information...................................................... 23
Board of Trustees and Officers.............................................. 26
Privacy Policy.............................................................. 28


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Energy Income and Growth Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST ENERGY INCOME AND GROWTH FUND (FEN)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Energy Income and Growth Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the New Year and to the next edition of your Fund's report.


Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Energy Income and Growth Fund and Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST ENERGY INCOME AND GROWTH FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2012 (UNAUDITED)


----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on NYSE MKT                                                FEN
Common Share Price                                             $30.69
Common Share Net Asset Value ("NAV")                           $29.12
Premium (Discount) to NAV                                        5.39%
Net Assets Applicable to Common Shares                   $481,549,354
Current Quarterly Distribution per Common Share (1)           $0.5000
Current Annualized Distribution per Common Share              $2.0000
Current Distribution Rate on Closing Common Share Price (2)      6.52%
Current Distribution Rate on NAV (2)                             6.87%
----------------------------------------------------------------------


-----------------------------------------------------
  COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------------
         Common Share Price        NAV
11/11       $27.45               $27.30
             27.70                27.59
             27.81                27.58
             27.79                27.64
             28.53                28.53
12/11        28.25                29.01
             29.10                29.06
             28.98                28.49
             29.02                28.46
1/12         29.89                28.51
             30.50                28.93
             30.14                29.02
             30.56                29.64
2/12         31.24                29.87
             31.56                29.64
             31.10                29.47
             30.62                28.98
             29.83                29.05
3/12         30.05                28.74
             30.84                28.78
             30.81                28.48
             30.71                28.41
4/12         30.87                28.72
             30.43                28.66
             30.09                28.29
             28.19                27.06
5/12         29.39                27.65
             28.48                26.70
             29.01                27.06
             29.00                26.91
             29.43                27.09
6/12         30.52                28.00
             31.84                28.46
             32.69                28.92
             32.18                28.93
7/12         29.71                28.97
             29.61                29.09
             29.81                29.13
             30.03                29.58
             29.77                29.17
8/12         29.93                29.31
             29.76                29.42
             30.22                29.96
             30.15                29.84
9/12         30.03                29.81
             30.50                30.35
             30.39                29.96
             30.74                29.98
10/12        30.57                29.26
             30.57                29.25
             29.85                28.45
             28.87                27.91
             30.78                28.82
11/12        30.69                29.14
-----------------------------------------------------


---------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                          -------------------------------------
                                                                                                    Inception
                                                  1 Year Ended             5 Years Ended           (6/24/2004)
                                                   11/30/2012               11/30/2012            to 11/30/2012
Fund Performance (3)
NAV                                                 14.01%                    9.78%                12.54%
Market Value                                        19.50%                   13.55%                12.64%

Index Performance
S&P 500 Index                                       16.11%                    1.33%                 4.74%
Barclays Capital U.S. Credit Index
  of Corporate Bonds                                11.59%                    7.70%                 6.55%
Alerian MLP Total Return Index                      14.40%                   13.42%                15.92%
Wells Fargo Midstream MLP Index                     16.89%                   14.28%                16.37%
---------------------------------------------------------------------------------------------------------------



------------------------------------------------------------
                                                % OF TOTAL
INDUSTRY CLASSIFICATION                         INVESTMENTS
------------------------------------------------------------
Midstream Oil                                       52.0%
Midstream Gas                                       25.1
Utility                                             11.8
Coal                                                 5.2
Propane                                              3.3
Marine                                               2.6
------------------------------------------------------------
                                        Total      100.0%
                                                   ======


------------------------------------------------------------
                                                % OF TOTAL
TOP 10 HOLDINGS                                INVESTMENTS
------------------------------------------------------------
Magellan Midstream Partners, L.P.                  7.7%
Enterprise Products Partners, L.P.                 6.4
Plains All American Pipeline, L.P.                 6.1
Kinder Morgan Management, LLC                      4.7
Sunoco Logistics Partners, L.P.                    4.1
NuStar Energy, L.P.                                3.8
Enbridge Energy Partners, L.P.                     3.5
El Paso Pipeline Partners, L.P.                    3.2
ONEOK Partners, L.P.                               2.9
Energy Transfer Equity, L.P.                       2.8
------------------------------------------------------------
                                        Total     45.2%
                                                  =====


(1) Most recent distribution paid or declared through 11/30/2012. Subject to change in the future. The distribution was increased subsequent to 11/30/2012. See Note 10 - Subsequent Events in the Notes to Financial Statements.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2012. Subject to change in the future.
(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                                 ANNUAL REPORT
                               NOVEMBER 30, 2012

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC
Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities and Canadian income trusts and their successor companies. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission, petroleum storage and terminals that receive fee-based or regulated income from their corporate customers. EIP manages or supervises approximately $2.8 billion of assets as of November 30, 2012. The other funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts. EIP is a registered investment advisor and serves as a sub-advisor to two closed-end management investment companies other than the Fund and an actively managed exchange-traded fund (ETF).

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE
FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC
Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships and other high payout securities of companies that operate energy infrastructure. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent eight years at British Petroleum in seven operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
PRINCIPAL OF ENERGY INCOME PARTNERS, LLC
Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996 and received an M.B.A. from the Harvard Business School in 2002.

                                   COMMENTARY

FIRST TRUST ENERGY INCOME AND GROWTH FUND
The investment objective of the First Trust Energy Income and Growth Fund ("FEN" or the "Fund") is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund pursues its objective by investing in MLPs and other high-payout securities which the Fund's sub-advisor believes offer opportunities for income and growth. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP
As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Index ("WMLP"), the total return for energy-related MLPs over the fiscal year ended November 30, 2012 was 14.40% and 16.89%, respectively. For AMZX, these returns reflect a positive 6.4% from income distribution, and the remaining returns are due to share appreciation. For WMLP, these returns reflect a positive 5.8% from income distribution, while the remaining returns are due to share appreciation. These figures are according to data collected from several sources, including the AMZX, the WMLP and Bloomberg. While in the short term, share appreciation can be volatile, we believe that over the longer term, share appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Over the last 10 years, growth in per share MLP distributions has averaged about 6.9%. Over the last 12 months the cash distributions of MLPs increased by about 6.6% (source: Alerian Capital Management).

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------


PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return(1) of 14.01%, including the reinvestment of dividends, for the fiscal year ended November 30, 2012. This compares, according to collected data, to a total return of 16.11% for the S&P 500 Index, 11.59% for the Barclays Capital U.S. Credit Index of Corporate Bonds, 14.40% for the AMZX and 16.89% for the WMLP. On a market value basis, the Fund had a total return,(1) including the reinvestment of dividends, for the fiscal year ended November 30, 2012, of 19.50%. The Fund's premium over NAV widened over the course of the fiscal year. On November 30, 2012, the Fund was priced at $30.69, while the NAV was $29.12, a premium of 5.39 %. On November 30, 2011, the Fund was priced at $27.45 while the NAV was $27.31, a premium of 0.51%.

The Fund increased its dividend four times during the fiscal year. The Fund raised the distribution to $0.48 per share in January 2012, to $0.485 in April 2012, to $0.49 in July 2012 and to $0.50 in October 2012.

The underperformance of the Fund's NAV relative to the 15.65% average of the two MLP benchmarks is driven largely by the effect of an accrual for income taxes taken against Fund NAV which was not offset by the positive effect of the Fund's use of financial leverage. Since the Fund has experienced low turnover, actual cash income taxes paid have been substantially lower than this accrual. On July 26, 2012, the Fund completed a secondary offering of 2,400,000 shares at $30.50 per share. The net proceeds from this offering of approximately $70.1 million was used to invest in MLPs and other energy infrastructure companies that the Sub-Advisor believed offered attractive total return prospects. The Fund's closing NAV on July 26, 2012 was $28.76 per share.

An important factor affecting the return of the Fund is the Fund's use of financial leverage through the use of a line of credit. The Fund revised its committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") to a maximum commitment amount of $200,000,000. The Fund uses leverage because its managers believe that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, as the prices of securities held by the Fund decline, the effect of changes in common share NAV and common shareholder total return is magnified by the use of leverage, and conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the AMZX and WMLP are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK

The MLP asset class experienced 12 IPOs in 2012, as of 11/30/12. There also has been a healthy level of secondary financing activity for MLPs during the reporting period as they continued to fund their ongoing investments in new pipelines, processing and storage facilities. In 2012, there were 62 secondary equity offerings for MLPs that raised $23.2 billion through November 30, 2012. This compares to $12.2 billion raised in 2011. MLPs also found access to the public debt markets, raising $16.1 billion in 21 offerings during the same time period. This compares to $15.6 billion in 2011 (Source: Barclays Capital). The combination of equity and debt raised of approximately $39 billion represents approximately 12% of the roughly $319 billion MLP market cap.

The Fund continues to aim to be invested in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Cyclical cash flows will always be unpredictable, making them a bad fit with a steady dividend obligation that is meant to be most or all of the company's free cash flow.

MLPs continue to play an integral role in the restructuring of more diversified energy conglomerates. This restructuring includes the creation by these more diversified conglomerates of MLP subsidiaries that contain assets such as pipelines and storage terminals. It also includes the divestiture by some of these parent companies of most or all of their cyclical businesses, leaving the parent company looking very similar to an old-fashioned pipeline utility with a large holding in a subsidiary MLP. These diversified energy conglomerates are doing this so that their regulated infrastructure assets with predictable cash flows may be better valued by the market, resulting in a better financing tool to raise capital for the new energy infrastructure projects related to the rapid growth of North American oil and gas production.

The total return proposition of owning energy-related infrastructure MLPs has been and continues to be their yield plus their growth in dividends. The yield of the MLPs, weighted by market capitalization, on November 30, 2012, was 6.34% based on AMZX. The growth in the quarterly cash distributions that make up this yield has averaged between 6% and 7% annually over the last ten years. For true infrastructure MLPs, we expect dividend growth rates to be similar to their long term history and we expect this growth will continue to be driven by three factors: 1) modest increases in volume from growth from both underlying petroleum demand and increases in North American oil and gas production, 2) inflation and cost escalators in pipeline tariffs and contracts and 3) accretion from profitable capital projects and acquisitions.



----------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 2012


 SHARES/
  UNITS                        DESCRIPTION                           VALUE
--------- -----------------------------------------------------  --------------
MASTER LIMITED PARTNERSHIPS - 112.5%

          GAS UTILITIES - 5.1%
  330,981 AmeriGas Partners, L.P. (a) .........................  $   13,467,617
  281,584 Suburban Propane Partners, L.P. (a) .................      11,091,594
                                                                 --------------
                                                                     24,559,211
                                                                 --------------

          INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 0.5%
   85,700 Brookfield Renewable Energy Partners, L.P. (CAD) ....       2,555,427
                                                                 --------------

          OIL, GAS & CONSUMABLE FUELS - 106.9%
  248,401 Alliance GP Holdings, L.P. (a) ......................      11,399,122
  360,272 Alliance Resource Partners, L.P. (a) ................      20,488,669
  213,462 Buckeye Partners, L.P. (a) ..........................      10,728,600
  659,750 El Paso Pipeline Partners, L.P. (a) .................      24,628,467
  927,621 Enbridge Energy Partners, L.P. (a) ..................      26,919,561
  459,879 Energy Transfer Equity, L.P. (a) ....................      20,910,698
  205,844 Energy Transfer Partners, L.P. (a) ..................       9,034,493
  941,653 Enterprise Products Partners, L.P. (a) ..............      48,805,875
  115,400 EQT Midstream Partners, L.P..........................       3,545,088
  302,224 Holly Energy Partners, L.P. (a) .....................      20,294,342
   14,674 Inergy, L.P. (a) ....................................         276,898
  225,771 Kinder Morgan Energy Partners, L.P. (a) .............      18,402,594
1,310,654 Magellan Midstream Partners, L.P. (a) ...............      58,297,890
  264,070 MPLX, L.P. (b) ......................................       7,621,060
  118,200 Natural Resource Partners, L.P. (a) .................       2,202,066
  630,646 NuStar Energy, L.P. (a) .............................      28,908,813
  491,405 NuStar GP Holdings, LLC (a) .........................      13,749,512
  123,300 Oiltanking Partners, L.P. (a) .......................       4,569,498
  380,240 ONEOK Partners, L.P. (a) ............................      22,148,980
  988,382 Plains All American Pipeline, L.P. (a) ..............      46,038,834
  219,465 PVR Partners, L.P. (a) ..............................       5,286,912
  567,084 Spectra Energy Partners, L.P. (a) ...................      16,893,432
  617,511 Sunoco Logistics Partners, L.P. (a) .................      31,381,909
  347,927 TC Pipelines, L.P. (a) ..............................      14,505,077
  522,109 Teekay LNG Partners, L.P. (a) .......................      19,756,605
  399,926 TransMontaigne Partners, L.P. (a) ...................      13,889,430
  274,055 Williams Partners, L.P. (a) .........................      13,952,140
                                                                 --------------
                                                                    514,636,565
                                                                 --------------

          TOTAL MASTER LIMITED PARTNERSHIPS ...................     541,751,203
          (Cost $309,275,007)                                    --------------

COMMON STOCKS - 45.4%

          ELECTRIC UTILITIES - 3.1%
    9,400 Emera, Inc...........................................         323,172
   52,700 Emera, Inc. (CAD) ...................................       1,810,161
  162,000 ITC Holdings Corp. (a) ..............................      12,725,100
                                                                 --------------
                                                                     14,858,433
                                                                 --------------

          GAS UTILITIES - 5.4%
  399,700 Questar Corp.........................................       7,842,114


                         See Notes to Financial Statements               Page 5

FIRST TRUST ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


 SHARES/
  UNITS                        DESCRIPTION                           VALUE
--------- -----------------------------------------------------  --------------
COMMON STOCKS - (CONTINUED)

          GAS UTILITIES - (CONTINUED)
  548,730 UGI Corp.                                              $   18,228,811
                                                                 --------------
                                                                     26,070,925
                                                                 --------------

           MULTI-UTILITIES - 11.3%
  252,500 Centerpoint Energy, Inc..............................       4,981,825
  297,700 Dominion Resources, Inc..............................      15,215,447
  231,000 National Grid PLC, ADR ..............................      13,083,840
  732,000 NiSource, Inc. (a) ..................................      17,692,440
   50,000 Sempra Energy .......................................       3,421,000
                                                                 --------------
                                                                     54,394,552
                                                                 --------------

          OIL, GAS & CONSUMABLE FUELS - 25.6%
  261,003 Enbridge Energy Management, LLC (a) (c) .............       7,699,588
   97,700 Enbridge Income Fund Holdings, Inc. (CAD) ...........       2,267,061
   86,430 Enbridge, Inc........................................       3,482,265
  227,480 Keyera Corp. (CAD) ..................................      10,898,247
  474,018 Kinder Morgan Management, LLC (a) (c) ...............      35,977,966
  309,100 Kinder Morgan, Inc. (a) .............................      10,450,671
  299,000 Pembina Pipeline Corp. (CAD) ........................       8,467,177
  339,050 Spectra Energy Corp..................................       9,476,447
  330,991 TransCanada Corp.....................................      15,222,276
  587,558 Williams Cos., Inc...................................      19,295,405
                                                                 --------------
                                                                    123,237,103
                                                                 --------------

          TOTAL COMMON STOCKS .................................     218,561,013
          (Cost $179,398,923)                                    --------------


          TOTAL INVESTMENTS - 157.9% ..........................     760,312,216
          (Cost $488,673,930) (d)                                --------------



NUMBER OF
CONTRACTS                       DESCRIPTION                           VALUE
--------- -----------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (0.2%)

          Centerpoint Energy, Inc. Call
    1,520 @ $22.50 due February 2013 ..........................          (7,600)
                                                                 --------------

          Dominion Resources, Inc. Calls
    1,000 @ 52.50 due January 2013 ............................         (30,000)
      500 @ 55.00 due January 2013 ............................          (1,500)
                                                                 --------------
                                                                        (31,500)
                                                                 --------------
          Enbridge, Inc. Call
      500 @ 40.00 due January 2013 ............................         (48,750)
                                                                 --------------

          Kinder Morgan, Inc. Calls
      900 @ 35.00 due December 2012 ...........................         (24,300)
      900 @ 37.50 due January 2013 ............................         (11,700)
      800 @ 40.00 due January 2013 ............................          (3,200)
      481 @ 40.00 due March 2013 ..............................          (8,418)
                                                                 --------------
                                                                        (47,618)
                                                                 --------------


Page 6                   See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


  NUMBER OF
  CONTRACTS                 DESCRIPTION                               VALUE
------------  -------------------------------------------------  --------------
CALL OPTIONS WRITTEN - (CONTINUED)

          National Grid PLC, ADR Call
    1,000 @ $60.00 due March 2013 .............................  $      (45,000)
                                                                 --------------

          NiSource, Inc. Call
      500 @ 25.00 due April 2013 ..............................         (24,000)
                                                                 --------------

          Questar Corp. Calls
      400 @ 21.00 due January 2013 ............................          (2,000)
      500 @ 22.00 due January 2013 ............................          (2,500)
    2,050 @ 20.00 due April 2013 ..............................        (123,000)
      540 @ 21.00 due April 2013 ..............................         (13,500)
      500 @ 22.00 due April 2013 ..............................          (5,000)
                                                                 --------------
                                                                       (146,000)
                                                                 --------------
          Sempra Energy Call
      500 @ 67.50 due January 2013 ............................         (80,000)
                                                                 --------------

          Spectra Energy Corp. Calls
    1,479 @ 31.00 due December 2012 ...........................          (7,395)
    1,220 @ 29.00 due January 2013 ............................         (27,450)
      690 @ 32.00 due March 2013 ..............................          (6,900)
                                                                 --------------
                                                                        (41,745)
                                                                 --------------
          TransCanada Corp. Calls
      800 @ 50.00 due February 2013 ...........................         (12,000)
    2,500 @ 50.00 due May 2013 ................................        (100,000)
                                                                 --------------
                                                                       (112,000)
                                                                 --------------
          UGI Corp. Calls
      900 @ 35.00 due April 2013 ..............................         (31,500)
      500 @ 35.00 due July 2013 ...............................         (40,000)
                                                                 --------------
                                                                        (71,500)
                                                                 --------------

          Williams Cos., Inc. Calls
      600 @ 34.00 due January 2013 ............................         (42,600)
    2,000 @ 36.00 due February 2013 ...........................         (98,000)
      616 @ 37.00 due May 2013 ................................         (49,896)
                                                                 --------------
                                                                       (190,496)
                                                                 --------------

          TOTAL CALL OPTIONS WRITTEN ..........................        (846,209)
          (Premiums received $1,113,506)                         --------------

          OUTSTANDING LOAN - (35.4%) ..........................    (170,400,000)
                                                                 --------------
          NET OTHER ASSETS AND LIABILITIES - (22.3%) ..........    (107,516,653)
                                                                 --------------
          NET ASSETS - 100.0% .................................  $  481,549,354
                                                                 ==============


                  See Notes to Financial Statements                     Page 7

FIRST TRUST ENERGY INCOME AND GROWTH FUND
PORTFOLIO OF INVESTMENTS - (CONTINUED)
NOVEMBER 30, 2012


   (a) All or a portion of this security serves as collateral on the outstanding loan.
   (b)    Non-income producing security.
   (c)    Non-income producing security which pays in-kind distributions.
   (d) Aggregate cost for federal income tax purposes is $457,745,661. As of November 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $304,919,055 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,352,500.

   ADR    American Depositary Receipt
   CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                       ASSETS TABLE

                                                                                            LEVEL 2           LEVEL 3
                                                            TOTAL           LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                           VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                               11/30/2011        PRICES           INPUTS            INPUTS
--------------------------------------------------       ------------    ------------     -----------       ------------
Master Limited Partnerships*......................       $ 541,751,203   $ 541,751,203    $        --       $        --
Common Stocks*....................................         218,561,013     218,561,013             --                --
                                                         -------------   -------------    -----------       -----------
Total Investments.................................         760,312,216   $ 760,312,216    $        --       $        --
                                                         =============   =============    ===========       ===========


                                                         LIABILITIES TABLE

                                                                                            LEVEL 2           LEVEL 3
                                                            TOTAL           LEVEL 1       SIGNIFICANT       SIGNIFICANT
                                                           VALUE AT         QUOTED         OBSERVABLE       UNOBSERVABLE
INVESTMENTS                                               11/30/2011        PRICES           INPUTS            INPUTS
--------------------------------------------------       ------------    ------------     -----------       ------------
Call Options Written .............................       $    (846,209)  $    (846,209)   $        --       $        --
                                                         =============   =============    ===========       ===========

*See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at November 30, 2012.


Page 8                    See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2012



ASSETS:
Investments, at value
  (Cost $488,673,930) ......................................................      $760,312,216
Cash ........................... ...........................................         2,245,597
Foreign currency (Cost $40,820) ............................................            41,144
Prepaid expenses ...........................................................            52,535
Dividends receivable .......................................................           805,315
Other assets ...............................................................             1,848
                                                                                  ------------
    Total Assets............................................................       763,458,655
                                                                                  ------------
LIABILITIES:
Outstanding loan ...........................................................       170,400,000
Deferred income taxes ......................................................       106,899,389
Options written, at value (Premiums received $1,113,506) ...................           846,209
Payables:
    Income taxes............................................................         1,706,317
    Investment securities purchased.........................................         1,211,066
    Investment advisory fees................................................           525,127
    Audit and tax fees......................................................           109,000
    Offering costs..........................................................            78,174
    Administrative fees.....................................................            41,830
    Printing fees...........................................................            28,293
    Legal fees..............................................................            20,584
    Custodian fees..........................................................            11,478
    Interest and fees on loan...............................................            11,174
    Trustees' fees and expenses.............................................             6,090
    Transfer agent fees.....................................................             6,025
    Financial reporting fees................................................               771
Other liabilities ..........................................................             7,774
                                                                                  ------------
    Total Liabilities.......................................................       281,909,301
                                                                                  ------------
NET ASSETS                                                                        $481,549,354
                                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital ............................................................      $329,295,150
Par value ..................................................................           165,350
Accumulated net investment income (loss), net of income taxes ..............       (17,533,392)
Accumulated net realized gain (loss) on investments, written options and
 foreign currency transactions, net of income taxes ........................        (7,065,796)
Net unrealized appreciation (depreciation) on investments, written
 options and foreign currency translation,net of income taxes ..............       176,688,042
                                                                                  ------------
NET ASSETS .................................................................      $481,549,354
                                                                                  ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) .......            $29.12
                                                                                  ============
Number of Common Shares outstanding (unlimited number of
   Common Shares has been authorized).......................................        16,534,978
                                                                                  ============


                 See Notes to Financial Statements                        Page 9

FIRST TRUST ENERGY INCOME AND GROWTH FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2012

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $294,843)........................    $   8,140,064
Interest......................................................................            6,938
                                                                                  -------------
   Total investment income....................................................        8,147,002
                                                                                  -------------

EXPENSES:
Investment advisory fees......................................................        5,764,849
Interest and fees on loan.....................................................        1,992,106
Franchise tax.................................................................          771,124
Administrative fees...........................................................          462,364
Shelf offering costs..........................................................          208,620
Legal fees....................................................................          106,189
Printing fees.................................................................          105,143
Custodian fees................................................................           69,078
Audit and tax fees............................................................           59,674
Transfer agent fees...........................................................           38,608
Trustees' fees and expenses...................................................           37,492
Financial reporting fees......................................................            9,250
Other.........................................................................           80,460
                                                                                  -------------
   Total expenses.............................................................        9,704,957
                                                                                  -------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES.....................................       (1,557,955)
                                                                                  -------------
   Current state income tax benefit (expense).....................     (78,991)
   Current federal income tax benefit (expense)...................  (2,040,156)
   Current foreign income tax benefit (expense)...................     (41,699)
   Deferred federal income tax benefit (expense)..................   5,546,512
   Deferred state income tax benefit (expense)....................  (2,821,955)
                                                                   -----------
   Total income tax benefit (expense).........................................          563,711
                                                                                  -------------
NET INVESTMENT INCOME (LOSS)..................................................         (994,244)
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
   Investments................................................................       35,408,410
   Written options (a)........................................................          972,168
   Foreign currency transactions..............................................          (26,177)
                                                                                  -------------
Net realized gain (loss) before taxes.........................................       36,354,401
                                                                                  -------------
   Deferred federal income tax benefit (expense).................. (13,243,810)
                                                                   -----------
   Total income tax benefit (expense).........................................      (13,243,810)
                                                                                  -------------
Net realized gain (loss) on investments, written options and foreign
    currency transactions.....................................................       23,110,591
                                                                                  -------------
Net change in unrealized appreciation (depreciation) before taxes on:
   Investments................................................................       49,444,457
   Written options (a)........................................................        1,041,877
   Foreign currency translation...............................................            (317)
                                                                                  -------------
Net change in unrealized appreciation (depreciation) before taxes.............       50,486,017
                                                                                  -------------
   Deferred federal income tax benefits (expense)................. (18,439,909)
                                                                   -----------
   Total income tax benefit (expense).........................................      (18,439,909)
                                                                                  -------------
Net change in unrealized appreciation (depreciation) on investments,
  written options and foreign currency translation............................       32,046,108
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS).......................................       55,156,699
                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............    $  54,162,455
                                                                                  =============

(a) Primary risk exposure is equity option contracts.


Page 10           See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             YEAR              YEAR
                                                                                             ENDED             ENDED
                                                                                          11/30/2012        11/30/2011
                                                                                        --------------    --------------

OPERATIONS:
Net investment income (loss).......................................................     $    (994,244)    $  (3,006,522)
Net realized gain (loss)...........................................................        23,110,591         5,774,033
Net change in unrealized appreciation (depreciation)...............................        32,046,108        35,784,128
Net increase from payment by the Sub-Advisor.......................................                --            48,607
                                                                                        -------------     -------------
Net increase (decrease) in net assets resulting from operations....................        54,162,455        38,600,246
                                                                                        -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................                --                --
Net realized gain..................................................................       (24,121,463)       (8,096,252)
Return of capital..................................................................        (4,687,903)      (14,278,568)
                                                                                        -------------     -------------
Total distributions to shareholders................................................       (28,809,366)      (22,374,820)
                                                                                        -------------     -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through shelf offerings...........................        70,272,000        75,613,440
Proceeds from Common Shares reinvested.............................................           733,281         2,423,644
Offering costs.....................................................................          (135,000)         (125,500)
                                                                                        -------------     -------------
Net increase (decrease) in net assets resulting from capital transactions..........        70,870,281        77,911,584
                                                                                        -------------     -------------
Total increase (decrease) in net assets............................................        96,223,370        94,137,010

NET ASSETS:
Beginning of period................................................................       385,325,984       291,188,974
                                                                                        -------------     -------------
End of period......................................................................     $ 481,549,354     $ 385,325,984
                                                                                        =============     =============
Accumulated net investment income (loss), net of income taxes......................     $ (17,533,392)    $ (16,539,148)
                                                                                        =============     =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................        14,109,563        11,220,560
Common Shares sold through shelf offerings.........................................         2,400,000         2,800,000
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........            25,415            89,003
                                                                                        -------------     -------------
Common Shares at end of period.....................................................        16,534,978        14,109,563
                                                                                        =============     =============


                   See Notes to Financial Statements                     Page 11

FIRST TRUST ENERGY INCOME AND GROWTH FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2012


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase (decrease) in net assets resulting from operations............    $    54,162,455
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments.................................................       (284,664,827)
   Sales, maturities and paydowns of investments............................        177,206,478
   Proceeds from written options............................................          3,713,513
   Amount paid to close written options.....................................         (1,234,070)
   Return of capital received from investment in MLPs.......................         26,089,646
   Net realized gain/loss on investments and options........................        (36,380,578)
   Net change in unrealized appreciation/depreciation on investments
      and options ..........................................................        (50,486,334)

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in income tax receivable........................................            589,409
   Decrease in interest receivable..........................................                801
   Increase in dividends receivable (a).....................................           (652,215)
   Increase in prepaid expenses.............................................            (10,011)
   Decrease in franchise tax receivable.....................................             38,124
   Decrease in other assets.................................................             59,594
   Decrease in interest and fees on loan payable............................                (33)
   Increase in income tax payable...........................................          1,706,317
   Increase in investment advisory fees payable.............................             98,811
   Decrease in audit and tax fees payable...................................            (37,600)
   Increase in legal fees payable...........................................             12,807
   Decrease in printing fees payable........................................               (204)
   Increase in administrative fees payable..................................              7,402
   Decrease in custodian fees payable.......................................             (3,279)
   Increase in transfer agent fees payable..................................              2,717
   Decrease in Trustees' fees and expenses payable..........................               (363)
   Increase in financial reporting fees payable.............................                  1
   Increase in deferred income tax payable..................................         28,959,723
   Increase in other liabilities payable....................................              4,554
                                                                                ---------------
CASH USED IN OPERATING ACTIVITIES...........................................                            $   (80,817,162)
                                                                                                        ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to Common Shareholders from net realized gain..............        (24,121,463)
   Distributions to Common Shareholders from return of capital..............         (4,687,903)
   Proceeds of Common Shares sold, net of offering costs....................         70,215,174
   Proceeds of Common Shares reinvested.....................................            733,281
   Proceeds from borrowing..................................................         32,500,000
                                                                                ---------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES.................................                                 74,639,089
                                                                                                        ---------------
Decrease in cash............................................................                                 (6,178,073)
Cash and foreign currency at beginning of period............................                                  8,464,814
                                                                                                        ---------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD..................................                            $     2,286,741
                                                                                                        ===============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...........................                            $     1,992,139
                                                                                                        ===============
Cash paid during the period for taxes.......................................                            $       635,683
                                                                                                        ===============


-------------------------------------------------------
(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(316).



Page 12                    See Notes to Financial Statements

FIRST TRUST ENERGY INCOME AND GROWTH FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                YEAR             YEAR                YEAR            YEAR              YEAR
                                               ENDED             ENDED               ENDED           ENDED             ENDED
                                             11/30/2012        11/30/2011          11/30/2010      11/30/2009        11/30/2008
                                            -----------       -----------        ------------     -----------       -----------
Net asset value, beginning of period        $     27.31       $     25.95        $     20.20      $     14.68       $     26.74
                                            -----------       -----------        -----------      -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                      (0.07)(a)         (0.25)(a)          (0.07)(a)        (0.24)(a)         (0.57)
Net realized and unrealized gain (loss)            3.70              3.45 (b)           7.51             7.43             (9.83)
                                            -----------       -----------        -----------      -----------       -----------
Total from investment operations                   3.63              3.20               7.44             7.19            (10.40)
                                            -----------       -----------        -----------      -----------       -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                --                --                 --               --                --
Net realized gain                                 (1.64)            (0.68)             (0.27)           (0.35)            (1.66)
Return of capital                                 (0.32)            (1.19)             (1.52)           (1.41)              --
                                            -----------       -----------        -----------      -----------       -----------
Total from distributions                          (1.96)            (1.87)             (1.79)           (1.76)            (1.66)
                                            -----------       -----------        -----------      -----------       -----------
Premiums from shares sold in Common Share
   offering                                        0.14              0.03               0.10             0.09                --
                                            -----------       -----------        -----------      -----------       -----------
Net asset value, end of period              $     29.12       $     27.31        $     25.95      $     20.20       $     14.68
                                            -----------       -----------        -----------      -----------       -----------
Market value, end of period                 $     30.69       $     27.45        $     26.30      $     22.30       $     14.40
                                            ===========       ============       ===========      ===========       ===========

TOTAL RETURN BASED ON NET ASSET VALUE (c)         14.01%            12.61%(d)          38.65%           51.03%           (40.70)%
                                            ===========       ===========        ===========      ===========       ===========
TOTAL RETURN BASED ON MARKET VALUE (c)            19.50%            11.73%             27.29%           70.20%           (34.74)%
                                            ===========       ===========        ===========      ===========       ===========
-------------------------------------------
Net assets, end of period (in 000's)        $   481,549       $   385,326        $   291,189      $   136,520       $    94,880
Portfolio turnover rate                              26%               16%                20%              43%               38%
RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
 Including current and deferred income
   taxes (e)                                       9.49%             8.70%             20.24%           25.79%           (20.03)%
 Excluding current and deferred income
   taxes                                           2.25%             2.41%              2.71%            3.32%             4.80%
 Excluding current and deferred income
   taxes and interest expense                      1.79%             1.91%              1.98%            2.32%             2.55%
RATIOS OF NET INVESTMENT INCOME (LOSS) TO
AVERAGE NET ASSETS:
 Net investment income (loss) ratio before
   tax expenses                                   (0.36)%           (1.40)%            (0.47)%          (2.37)%           (3.83)%
 Net investment income (loss) ratio
   including tax expenses (e)                     (7.59)%           (7.69)%           (17.99)%         (24.84)%           21.00%
 Senior Securities:
 Total Energy Notes outstanding ($25,000
   per note)                                      N/A                 N/A               N/A              N/A              1,000
 Principal amount and market value per
   Energy Note (f)                                N/A                 N/A               N/A              N/A        $    25,006
 Asset coverage per Energy Note (g)               N/A                 N/A               N/A              N/A        $   119,880
 Total loan outstanding (in 000's)          $   170,400       $   137,900        $    90,000      $    45,000       $     5,650
 Asset coverage per $1,000 senior
   indebtedness (h)                         $     3,826       $     3,794        $     4,235      $     4,034       $    22,218

-------------------------------------------

(a)   Based on average shares outstanding.

(b)   Reimbursement from the Sub-Advisor represents less than $0.01.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) During the year November 30, 2011, the Sub-Advisor reimbursed the Fund $74,357 in connection with a trade error. The reimbursement received from the Sub-Advisor had no effect on the Fund's total return for Common Shares.

(e) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(f)   Includes accumulated and unpaid interest.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the Energy Notes) and dividing by the outstanding Energy Notes in 000's.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding and the Energy Notes) and dividing by the loan outstanding in 000's.

N/A   Not Applicable.


                 See Notes to Financial Statements                       Page 13

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2012


                           1. FUND DESCRIPTION

First Trust Energy Income and Growth Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). Effective March 12, 2012, the Fund's Board of Trustees approved a name change for the Fund from "Energy Income and Growth Fund" to "First Trust Energy Income and Growth Fund." The Fund continues to trade under the ticker symbol FEN on the NYSE MKT.

The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund seeks to provide its shareholders with an efficient vehicle to invest in a portfolio of cash-generating securities of energy companies. The Fund focuses on investing in publicly-traded master limited partnerships ("MLPs") and related public entities in the energy sector, which Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") believes offer opportunities for income and growth. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                   2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks, MLPs and other securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts are valued at the mean between the most recent bid and asked prices. Over-the-counter options and futures contracts are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

      1)  the type of security;
      2)  the size of the holding;
      3)  the initial cost of the security;
      4)  transactions in comparable securities;
      5)  price quotes from dealers and/or pricing services;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2012

      6)  relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)  an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)  ADR trading of similar securities;
      3)  closed-end fund trading of similar securities;
      4)  foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)  factors relating to the event that precipitated the pricing problem;
      7)  whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

       o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
       o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
           o Quoted prices for similar investments in active markets.
           o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
           o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
           o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
       o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2012, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock of energy companies held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write
(sell) is limited by the amount of common stock of energy companies the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2012


The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. RESTRICTED SECURITIES:

The Fund may invest up to 35% of its Managed Assets in restricted securities. Managed Assets means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. Restricted securities are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2012, the Fund held no restricted securities.

E. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make quarterly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $24,121,463 paid during the year ended November 30, 2012, are anticipated to be characterized as taxable dividends for federal income tax purposes. The remaining $4,687,903 in distributions paid during the year ended November 30, 2012, is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2012 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

F. INCOME TAXES:

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to 20% federal alternative minimum tax on its federal alternative minimum taxable

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST ENERGY INCOME AND GROWTH FUND
                           NOVEMBER 30, 2012


income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the year ended November 30, 2012, distributions of $28,952,683 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:


Current federal income tax benefit (expense)......  $    (2,040,156)
Current state income tax benefit (expense)........          (78,991)
Current foreign income tax benefit (expense)......          (41,699)
Deferred federal income tax benefit (expense).....      (26,137,207)
Deferred state income tax benefit (expense) ......       (2,821,955)
                                                    ---------------
Total income tax benefit (expense) ...............  $   (31,120,008)
                                                    ===============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. At November 30, 2012, the Fund had a net operating loss carryforward for state income tax purposes of $17,230,612. The Fund's 2012 income tax provision includes a partial valuation allowance against the deferred tax assets associated with the state net operating loss. Components of the Fund's deferred tax assets and liabilities as of November 30, 2012 are as follows:


Deferred tax assets:
Federal net operating loss........................  $            --
State net operating loss..........................        1,228,865
State income taxes................................          987,684
Capital loss carryforward.........................               --
Other   ..........................................          664,079
                                                    ---------------
Total deferred tax assets.........................        2,880,628
Less: valuation allowance.........................       (1,222,090)
                                                    ---------------
Net deferred tax assets...........................  $     1,658,538
                                                    ===============
Deferred tax liabilities:
Unrealized gains on investment securities.........  $  (108,557,927)
                                                    ---------------
Total deferred tax liabilities....................     (108,557,927)
                                                    ---------------
Total net deferred tax liabilities................  $  (106,899,389)
                                                    ===============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..........  $    29,848,862
State income taxes, net ..........................        1,795,871
Change in valuation allowance.....................          129,867
Other.............................................         (654,592)
                                                    ---------------
Total.............................................  $    31,120,008
                                                    ===============

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of November 30, 2012, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST ENERGY INCOME AND GROWTH FUND
                           NOVEMBER 30, 2012


G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

H. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on foreign currency transactions" on the Statement of Operations.

I. ACCOUNTING PRONOUNCEMENT:

In May 2011, the Financial Accounting Standards Board ("FASB") issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs," modifying Topic 820, "Fair Value Measurements and Disclosures." At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers,
(ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. In addition, as of November 29, 2012, FTCP purchased a preferred interest in the Sub-Advisor. The preferred interest is non-voting and does not share in the profits or losses of the Sub-Advisor. The Sub-Advisor may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to the Sub-Advisor up to 50% of its preferred interest on or after July 29, 2014 and any or all of its preferred interest after November 29, 2015.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST ENERGY INCOME AND GROWTH FUND
                           NOVEMBER 30, 2012

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms until December 31, 2013 before rotating to serve as chairman of another committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                  4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended November 30, 2012, were $285,875,893 and $174,523,916, respectively.

Written option activity for the Fund was as follows:

                                                     NUMBER
                                                       OF
WRITTEN OPTIONS                                     CONTRACTS       PREMIUMS
--------------------------------------------------------------------------------
Options outstanding at November 30, 2011...            7,514     $    664,465
Options Written............................           88,047        3,713,513
Options Expired............................          (45,010)      (1,861,106)
Options Exercised..........................          (20,955)      (1,056,293)
Options Closed.............................           (5,700)        (347,073)
                                                  ----------     ------------
Options outstanding at November 30, 2012...           23,896     $  1,113,506
                                                  ==========     ============

                                 5. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $200,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. Effective November 8, 2012, the borrowing rate under the facility is equal to the 3-month LIBOR plus 70 basis points. Prior to November 8, 2012, the borrowing rate under the facility was equal to the 3-month LIBOR plus 80 basis points. In addition, under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the year ended November 30, 2012 was $146,253,825, with a weighted average interest rate of 1.23%. As of November 30, 2012, the Fund had outstanding borrowings of $170,400,000 under this committed facility agreement. The high and low annual interest rates for the year ended November 30, 2012 were 1.38% and 0.91%, respectively. The interest rate at November 30, 2012 was 0.91%.

                          6. SWAP TRANSACTIONS

The Fund's Board of Trustees, at a special meeting on March 27, 2012, approved sub-advisor authority to enter into swap transactions under an ISDA (International Swaps and Derivatives) Master Agreement with Credit Suisse International. The swap transactions may be used to hedge against interest rate risk on leverage. In addition the Fund already has standing permission to use derivatives for investment purposes. During the year ended November 30, 2012, the Fund had no swap transactions.

                        7. COMMON SHARE OFFERINGS

The Fund entered into underwriting agreements with the Advisor, the Sub-Advisor, Morgan Stanley & Co., Citigroup Global Markets, Inc. and RBC Capital Markets, LLC and other underwriters on July 26, 2012 and July 26, 2011 pursuant to which 2,400,000 and 2,800,000 Common Shares were sold respectively.

Offering costs for the years ended November 30, 2012 and 2011 of $135,000 and $125,500, respectively, related to the issuance of the Common Shares in the offering were charged to paid-in capital when the shares were issued. The Fund used the net proceeds from the sales of the Common Shares in accordance with its investment objective and policies. Transactions for the years ended November 30, 2012 and 2011 related to the public offering are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2012


                             COMMON                                                   NET PROCEEDS
                             SHARES        NET PROCEEDS      NET ASSET VALUE           RECEIVED IN
                              SOLD           RECEIVED         OF SHARES SOLD    EXCESS OF NET ASSET VALUE
                            ---------      -------------     ----------------   -------------------------
Year Ended 11/30/2012       2,400,000      $  70,137,000      $  67,949,344           $  2,187,656
Year Ended 11/30/2011       2,800,000         75,487,940         75,223,531                264,409
                           ----------      -------------      -------------           -------------
                            5,200,000      $ 145,624,940      $ 143,172,875           $  2,452,065
                           ==========      =============      =============           =============

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             9. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

INDUSTRY CONCENTRATION RISK: The Fund invests at least 85% of its Managed Assets in securities issued by energy companies, energy sector MLPs and MLP-related entities and at least 65% of its Managed Assets in equity securities of such MLPs and MLP related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                               NOVEMBER 30, 2012

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was a subsequent event:

On January 10, 2013, the Fund declared a dividend of $0.51 per share to Common Shareholders of record on January 24, 2013, payable January 31, 2013.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST ENERGY INCOME AND GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Energy Income and Growth Fund (the "Fund"), including the portfolio of investments, as of November 30, 2012 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2012 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Energy Income and Growth Fund, as of November 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP


Chicago, Illinois
January 28, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                  PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


                           PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

             SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Energy Income and Growth Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 12,832,157, the number of votes against was 132,267 and the number of abstentions was 1,159,963. The number of votes cast in favor of Mr. Kadlec was 12,834,856, the number of votes against was 129,568 and the number of abstentions was 1,159,963. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Energy Income and Growth Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Energy Income Partners, LLC (the "Sub-Advisor"), at a meeting held on June 10-11, 2012. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fallout benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board also considered that the Agreements were approved by shareholders of the Fund at a meeting held in January 2011.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objective and policies. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor provides advisory services to one other closed-end fund sub-advised by the Sub-Advisor and certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end fund sub-advised by the Sub-Advisor and a lower advisory fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the sub-advisory fee rate is generally lower than the fee rate charged by the Sub-Advisor to other similar clients. The Board noted that the Sub-Advisor provides sub-advisory services to the other closed-end fund noted above and that the sub-advisory fee rate is the same as that received from the Advisor for the Fund. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of a peer group selected by Lipper and similar data for a separate peer group selected by the Advisor. The Board noted that the Lipper and Advisor peer groups included only two overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them;
(iii) most peer funds do not employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was slightly above the median of both the Lipper and Advisor peer groups.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the Lipper peer group, as well as to a larger peer universe and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper peer group and Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 30, 2012 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board considered the ownership interest of an affiliate of the Advisor in the Sub-Advisor and potential fall-out benefits to the Advisor from such ownership interest.

The Board considered that the Sub-Advisor's investment services expenses are primarily fixed, and that the Sub-Advisor expects that additional investments in personnel will be made as the Sub-Advisor grows. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board also considered information provided by the Sub-Advisor as to the estimated revenues the Sub-Advisor expects from the Sub-Advisory Agreement at the Fund's managed asset level as of May 2012. The Board concluded that its consideration of the Advisor's profitability was more relevant. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including soft-dollar arrangements, and considered a summary of such arrangements. The Board also considered the potential fall-out benefits to the Sub-Advisor from the ownership interest of the Advisor's affiliate in the Sub-Advisor.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                   NUMBER OF
                                                                                                 PORTFOLIOS IN
                                                                                                THE FIRST TRUST     OTHER
    NAME, ADDRESS,                   TERM OF OFFICE                                              FUND COMPLEX    TRUSTEESHIPS OR
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS             OVERSEEN BY     DIRECTORSHIPS
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                TRUSTEE      HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                       INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee       o  Three-Year Term  Physician; President, Wheaton Orthopedics;   98          None
c/o First Trust Advisors L.P.                          Co-Owner and Co-Director (January 1996
120 East Liberty Drive,            o  Since Fund       to May 2007), Sports Med Center for
  Suite 400                           Inception        Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                      Estate Limited Partnership; Member,
D.O.B.: 04/51                                          Sportsmed LLC

Thomas R. Kadlec, Trustee          o  Three-Year Term  President (March 2010 to Present), Senior    98         Director of ADM
c/o First Trust Advisors L.P.                          Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,            o  Since Fund       (May 2007 to March 2010), Vice President                Inc. and ADM
  Suite 400                           Inception        and Chief Financial Officer (1990 to May                Investor Services
Wheaton, IL 60187                                      2007), ADM Investor Services, Inc. (Futures             International
D.O.B.: 11/57                                          Commission Merchant)

Robert F. Keith, Trustee           o  Three-Year Term  President (2003 to Present), Hibs            98         Director of Trust
c/o First Trust Advisors L.P.                          Enterprises (Financial and Management                   Company of
120 East Liberty Drive,            o  Since June 2006  Consulting)                                             Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee           o  Three-Year Term  President and Chief Executive Officer        98         Director of
c/o First Trust Advisors L.P.                          (June 2012 to Present), Dew Learning LLC                Covenant
120 East Liberty Drive,            o  Since Fund       (Educational Products and Services); President          Transport Inc.
  Suite 400                           Inception        (June 2002 to June 2012), Covenant College
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                   INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee and     o  Three-Year Term   Chief Executive Officer (December 2010       98        None
Chairman of the Board                                   to Present), President (until December
120 East Liberty Drive,            o  Since Fund        2010), First Trust Advisors L.P. and First
  Suite 400                           Inception         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                       Board of Directors, BondWave LLC
D.O.B.: 09/55                                           (Software Development Company/
                                                        Investment Advisor) and Stonebridge
                                                        Advisors LLC (Investment Advisor)

-------------
(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2012 (UNAUDITED)

    NAME, ADDRESS      POSITION AND OFFICES        TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH          WITH FUND             LENGTH OF SERVICE          DURING PAST 5 YEARS
 -----------------------------------------------------------------------------------------------------------------------------------
                                                          OFFICERS(3)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley       President and Chief          o  Indefinite Term         Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive, Executive Officer                                       and Chief Financial Officer, First Trust Advisors
   Suite 400                                       o  President and Chief     L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                     Executive Officer       Financial Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                         Since January 2012      Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)
                                                   o  Treasurer, Chief
                                                      Financial Officer and
                                                      Chief Accounting
                                                      Officer from
                                                      Fund Inception
                                                      to January 2012

James M. Dykas        Treasurer, Chief Financial   o  Indefinite Term         Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive, Officer and Chief Accounting                            President (April 2007 to January 2011), Vice
   Suite 400          Officer                      o  Treasurer, Chief        President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                     Financial Officer and   Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66                                         Chief Accounting
                                                      Officer Since
                                                      January 2012

                                                   o  Assistant Treasurer from
                                                      December 2005 to
                                                      January 2012

W. Scott Jardine      Secretary and Chief Legal    o  Indefinite Term         General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive, Officer                                                 Trust Portfolios L.P. and BondWave LLC
   Suite 400                                       o  Since Fund Inception    (Software Development Company/Investment
Wheaton, IL 60187                                                             Advisor); Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                 (Investment Advisor)

Daniel J. Lindquist   Vice President               o  Indefinite Term         Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), First Trust Advisors L.P. and First Trust
   Suite 400                                       o  Since December 2005     Portfolios L.P. Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher       Assistant Secretary and      o  Indefinite Term         Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive, Chief Compliance Officer                                First Trust Advisors L.P.and First Trust Portfolios
   Suite 400                                       o  Assistant Secretary     L.P.
Wheaton, IL 60187                                     Since Fund Inception
D.O.B.: 12/66
                                                   o  Chief Compliance
                                                      Officer Since
                                                      January 2011


-------------
(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST ENERGY INCOME AND GROWTH FUND
                         NOVEMBER 30, 2012 (UNAUDITED)


PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o   Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST




INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $81,000 for the fiscal year ended November 30, 2011 and $91,500 for the fiscal year ended November 30, 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $41,610 for the fiscal year ended November 30, 2011 and $38,400 for the fiscal year ended November 30, 2012. The Registrant's Tax Fees in fiscal year ended November 30, 2011 were for tax consultation in the preparation of the Registrant's 2010 U.S. federal, state, and Canadian tax returns. The Registrant's Tax Fees in fiscal year ended November 30, 2012 were for tax consultation in the preparation of the Registrant's 2011 federal and state tax returns.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2011 and $0 for the fiscal year ended November 30, 2012.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser

(other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2011, were $41,610 for the registrant and $6,200 for the registrant's investment adviser, and for the fiscal year ended November 30, 2012, were $38,400 for the registrant and $4,120 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                      PROXY VOTING POLICIES AND PROCEDURES

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client. This is consistent with legal interpretations which hold that an adviser's fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, EIP exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, EIP has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

      o     ensuring that proxies are voted in the best interest of clients;

      o addressing material conflicts that may arise between EIP's interests and those of its clients in the voting of proxies;

      o disclosing to clients how they may obtain information on how EIP voted proxies with respect to the client's securities;

      o describing to clients EIP's proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.


      ENGAGEMENT OF RISKMETRICS GROUP

      With the aim of ensuring that proxies are voted in the best interest of EIP clients, EIP has engaged RiskMetrics Group ("RiskMetrics"), formerly known as Institutional Shareholder Services, as its independent proxy voting service to provide EIP with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. EIP has directed RiskMetrics to utilize its Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time.

      CONFLICTS OF INTEREST IN PROXY VOTING

      There may be instances where EIP's interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, EIP may provide services to, or have an investor who is a senior member of, a company whose management is soliciting proxies. There may be a concern that EIP would vote in favor of management because of its relationship with the company or a senior officer. Or, for example, EIP (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

      EIP addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RiskMetrics, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with RiskMetrics's own pre-existing proxy voting guidelines.

      DISCLOSURE ON HOW PROXIES WERE VOTED

      EIP will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting EIP at its office in Westport, CT. EIP will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures.

      It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in EIP's books and records.

      PROXY MATERIALS

      EIP personnel will instruct custodians to forward to RiskMetrics all proxy materials received on securities held in EIP client accounts.

      LIMITATIONS

      In certain circumstances, where EIP has determined that it is consistent with the client's best interest, EIP will not take steps to ensure that proxies are voted on securities in the client's account. The following are circumstances where this may occur:

      *Limited Value: Proxies will not be required to be voted on securities in a client's account if the value of the client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client's account.

      *Securities Lending Program: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, EIP will not take steps to see that loaned securities are voted. However, where EIP determines that a proxy vote, or other shareholder action, is materially important to the client's account, EIP will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

      *Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, EIP may choose not to vote where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

      OVERSIGHT OF POLICY

      The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining EIP's compliance with all applicable requirements.

      RECORDKEEPING ON PROXIES

      In it the responsibility of EIP's CCO to ensure that the following proxy voting records are maintained:

      o     a copy of EIP's proxy voting policies and procedures;

      o a copy of all proxy statements received on securities in client accounts (EIP may rely on RiskMetrics or the SEC's EDGAR system to satisfy this requirement);

      o a record of each vote cast on behalf of a client (EIP relies on RiskMetrics to satisfy this requirement);

      o a copy of any document prepared by EIP that was material to making a voting decision or that memorializes the basis for that decision;

      o a copy of each written client request for information on how proxies were voted on the client's behalf or for a copy of EIP's proxy voting policies and procedures, and

      o a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of EIP's proxy voting policies and procedures.

      The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

      For any registered investment companies advised by EIP, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS


Information provided as of February 6, 2013.

James Murchie, Chief Executive Officer and Founder of Energy Income Partners, LLC ("EIP" or "Sub-Advisor"), and Eva Pao, principal of EIP, are co-portfolio managers responsible for the day-to-day management of the registrant's portfolio. Both portfolio managers have served in such capacity for the Fund for 38 months.

JAMES J. MURCHIE
Founder and CEO of Energy Income Partners, LLC

Mr. Murchie founded EIP in 2003 and is the portfolio manager for all funds advised by EIP which focus on energy-related master limited partnerships, income trusts and similar securities. From 2005 to mid-2006, Mr. Murchie and the EIP investment team joined Pequot Capital Management. In July 2006, Mr. Murchie and the EIP investment team left Pequot and re-established EIP. From 1998 to 2003, Mr. Murchie managed a long/short fund that invested in energy and cyclical equities and commodities. From 1995 to 1997, he was a managing director at Tiger Management where his primary responsibilities were investments in energy, commodities and related equities. From 1990 to 1995, Mr. Murchie was a principal at Sanford C. Bernstein where he was a top-ranked energy analyst and sat on the Research Department's Recommendation Review Committee. Before joining Bernstein, he spent eight years at

British Petroleum in seven operating and staff positions of increasing responsibility. He has served on the board of Clark Refining and Marketing Company and as President and Treasurer of the Oil Analysts Group of New York. Mr. Murchie holds degrees from Rice University and Harvard University.

EVA PAO
Principal of Energy Income Partners, LLC

Ms. Pao has been with EIP since its inception in 2003 and is co-portfolio manager for all of the funds advised by EIP. She joined EIP in 2003, serving as Managing Director of EIP until the EIP investment team joined Pequot Capital Management. From 2005 to mid-2006, Ms. Pao served as Vice President of Pequot Capital Management. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. She received a B.A. from Rice University in 1996. She received an M.B.A. from the Harvard Business School in 2002.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

Information provided as of November 30, 2012.

------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                                              Total # of                    # of Accounts Managed   Total Assets for which
    Name of Portfolio          Type of         Accounts     Total Assets    for which Advisory Fee   Advisory Fee is Based
       Manager or             Accounts         Managed       (millions)          is Based on            on Performance
       Team Member                                                               Performance              (millions)
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
    1. James Murchie         Registered           4            $2170                  0                       $0
                             Investment
                             Companies:
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3             $177                  3                      $177
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:        635            $473                  2                      $45
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                             Registered
                             Investment
       2. Eva Pao            Companies:           4            $2170                  0                       $0
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                            Other Pooled
                             Investment
                             Vehicles:            3             $177                  3                      $177
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------
                          Other Accounts:        635            $473                  2                      $45
------------------------- ----------------- -------------- --------------- ------------------------ -----------------------

POTENTIAL CONFLICTS OF INTERESTS

The EIP investment professionals that serve as portfolio managers of the registrant also serve as portfolio managers to three private investment funds (the "Private Funds"), each of which has a performance-based fee, one open-ended mutual fund, and 510 separately managed accounts, 2 of which have a performance-based fee.

EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is disadvantaged. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an Account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

An aggregated order may be allocated on a basis different from that specified herein provided all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity requirements, leverage targets, rebalancing total risk exposure across all clients, tax or legal reasons, and to avoid odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Information provided as of November 30, 2012.

The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP in relationship to their ownership of EIP. The profits of EIP are influenced by the assets managed by the funds and the performance of the funds. While a portion of the portfolio manager's compensation is tied to performance through incentive fees earned through the Private Funds, the portfolio managers are not incentivized to take undue risk in circumstances when the funds' performance lags as their investment fees may sometimes have a high water mark or be subject to a hurdle rate. Moreover, the Registrant's portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its funds. The compensation of the Portfolio team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through competitive compensation.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of November 30, 2012.


                                  Dollar Range of Fund Shares
           Name                   Beneficially Owned
           ---------------        ---------------------------
           James Murchie          $0
           Eva Pao                $0


(B)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant's board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3) Not applicable.

      (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust Energy Income and Growth Fund
                ------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date  January 28, 2013
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date  January 28, 2013
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date  January 28, 2013
     ---------------------

* Print the name and title of each signing officer under his or her signature.